EVERGREEN DOMESTIC EQUITY FUNDS II
                         SUPPLEMENT TO THE PROSPECTUSES
                             DATED DECEMBER 1, 2004

I.       Evergreen Mid Cap Value Fund

     The Board of Trustees, at a meeting held on December 8 and 9, 2004, approved the liquidation of Class A, B, C and I shares of Evergreen Mid Cap Value Fund (the "Fund"). Beginning at the close of business on November 26, 2004, shares of the Fund were no longer available for purchase by either new or existing shareholders, except that participants in self-directed, employer-sponsored retirement plans who were investing through automatic payroll deduction programs as of November 30, 2004, will be allowed to continue to invest in the Fund by means of automatic payroll deductions through January 31, 2005. The Fund intends to notify all existing shareholders in a letter dated January 7, 2005 that the Fund's Class A, B, C and I shares will liquidate on or about March 7, 2005.

Evergreen Domestic Equity Funds II

          The following table has been revised and footnote 2 has been added in the section "HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU" in the Evergreen Domestic Equity Funds II prospectus:

     Class A

               Sales          Sales
               Charge(2)  Charge(2) as       Dealer
     Your      as a % of     a % of        Commission
  Investment    Offering    Your Net       as a % of
                 Price     Investment    Offering Price
  Up to          5.75 %      6.10 %          5.00 %
$49,999
                 4.50 %      4.71 %          4.25 %
$50,000-$99,999
                 3.75 %      3.90 %          3.25 %
$100,000-$249,999
                 2.50 %      2.56 %          2.00 %
$250,000-$499,999
                 2.00 %      2.04 %          1.75 %
$500,000-$999,999
                 0.00 %      0.00 %       1.00% of the
$1,000,000-$2,999,999                        first
                                        $2,999,999, plus
                 0.00 %      0.00 %       0.50% of the
$3,000,000-$4,999,999                         next
                                        $2,000,000, plus
  $5,000,000     0.00 %      0.00 %         0.25% of
or greater                               amounts equal
                                           to or over
                                         $5,000,000(1)

(1) Equity Index Fund pays 0.25% to investment firms for all amounts over $1,00,000.
(2) The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

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Evergreen Blue Chip Fund

         The Board of Trustees of the Evergreen funds, at a meeting held on December 8 and 9, 2004, approved a proposal to reorganize Evergreen Blue Chip Fund ("Blue Chip Fund") into Evergreen Growth and Income Fund ("Growth and Income Fund"). If the shareholders of Blue Chip Fund approve the proposal, all of the assets of Blue Chip Fund will be transferred to Growth and Income Fund and shareholders of Blue Chip Fund will receive shares of Growth and Income Fund in exchange for their shares. Shareholders of record of Blue Chip Fund as of January 14, 2005, are scheduled to vote on the proposal at a special meeting of shareholders to be held on April 1, 2005. If approved, the reorganization is proposed to take place on or about April 15, 2005. Shareholders of Blue Chip Fund will be mailed information detailing the proposal on or about February 18, 2005.

         In addition, the Board of Trustees approved the merger of Evergreen Fund into Growth and Income Fund. The merger of each of Blue Chip Fund and Evergreen Fund into Growth and Income Fund will proceed individually once each receives shareholder approval.

Evergreen Growth and Income Fund

         Effective on or about April 18, 2005, Evergreen Growth and Income Fund (the "Fund") will change its name to Evergreen Fundamental Large Cap Fund.

         In conjunction with the above, the section of the Fund's prospectus entitled "INVESTMENT GOAL" will be revised in its entirety to read as follows:

         The Fund seeks capital growth with the potential for current income.


December 9, 2004                                                 572167 (12/04)